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                                                                    EXHIBIT 10.6

                       AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("AMENDMENT") is dated this 25th day of
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September , 1996 and amends the EMPLOYMENT AGREEMENT dated May 1, 1996 between
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Sizzler International, Inc., a Delaware corporation ("Sizzler") and Kevin W.
Perkins ("Perkins").

1. Paragraph 3.2 is amended to add the following sentence at the end: "The Base Salary owed to Employee by Sizzler shall be reduced by any salary paid by Sizzler Franchise Development, Ltd. ("SFD") for services rendered by Employee to SFD. The salary to be paid by SFD to Employee for calendar year 1996 shall be $200,000.00."

2. All other terms and conditions of the Employment Agreement remain in full force and effect.

                                                   SIZZLER INTERNATIONAL, INC.



/s/ KEVIN W. PERKINS                               BY: /s/ CHRISTOPHER R. THOMAS
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KEVIN W. PERKINS

                                                   ITS:      CFO
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